                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                             616,841.38
           Available Funds:
                     Contract Payments due and received in this period                                                  4,641,288.63
                     Contract Payments due in prior period(s) and received in this period                                 382,595.82
                     Contract Payments received in this period for next period                                            194,572.27
                     Sales, Use and Property Tax, Maintenance, Late Charges                                               143,922.50
                     Prepayment Amounts related to early termination in this period                                       579,090.49
                     Servicer Advance                                                                                     912,945.35
                     Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
                     Transfer from Reserve Account                                                                         14,630.18
                     Interest earned on Collection Account                                                                 30,527.85
                     Interest earned on Affiliated Account                                                                  6,562.50
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                        Agreement Section 5.03                                                                                  0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                        (Substituted contract < Predecessor contract)                                                           0.00
                     Amounts paid under insurance policies                                                                      0.00
                     Any other amounts                                                                                          0.00

                                                                                                                       -------------
           Total Available Funds                                                                                        7,522,976.97
           Less: Amounts to be Retained in Collection Account                                                             585,960.93
                                                                                                                       -------------
           AMOUNT TO BE DISTRIBUTED                                                                                     6,937,016.04
                                                                                                                       =============


           DISTRIBUTION OF FUNDS:
                     1. To Trustee -  Fees                                                                                      0.00
                     2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                        382,595.82
                     3. To Noteholders (For Servicer Report immediately following the Final
                        Additional Closing Date)

                           a) Class A1 Principal and Interest                                                           3,927,712.84
                           a) Class A2 Principal (distributed after A1 Note matures) and Interest                         236,112.50
                           a) Class A3 Principal (distributed after A2 Note matures) and Interest                         522,208.33
                           a) Class A4 Principal (distributed after A3 Note matures) and Interest                         619,968.75
                           b) Class B Principal and Interest                                                               91,475.88
                           c) Class C Principal and Interest                                                              183,681.43
                           d) Class D Principal and Interest                                                              124,768.45
                           e) Class E Principal and Interest                                                              170,067.00

                     4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                 0.00
                     5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                 247,454.77
                           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                126,839.57
                           c)  Reserve Account Distribution (Provided no Restricting or Amortization
                               Event in effect)                                                                            14,630.18
                     6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                        Other Amounts                                                                                     181,012.85
                     7. To Servicer, Servicing Fee and other Servicing Compensations                                      108,487.67
                                                                                                                       -------------
           TOTAL FUNDS DISTRIBUTED                                                                                      6,937,016.04
                                                                                                                       =============

                                                                                                                       -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
               Event Funds (if any)}                                                                                      585,960.93
                                                                                                                       =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,925,289.09
           - Add Investment Earnings                                                                                       14,630.18
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
           - Less Distribution to Certificate Account                                                                      14,630.18
                                                                                                                       -------------
End of period balance                                                                                                  $2,925,289.09
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,925,289.09
                                                                                                                       =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                        Pool A                                                   176,621,821.20
                        Pool B                                                    77,962,130.25
                                                                                 --------------
                                                                                                        254,583,951.45
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                  1,099,880.23
Class A Monthly Interest - Pool B                                                    485,494.97

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 1,669,341.13
Class A Monthly Principal - Pool B                                                 2,051,286.09
                                                                                 --------------
                                                                                                        3,720,627.22
Ending Principal Balance of the Class A Notes
                        Pool A                                                   174,952,480.07
                        Pool B                                                    75,910,844.16
                                                                                 --------------         --------------
                                                                                                        250,863,324.23
                                                                                                        ==============

---------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                               Ending Principal
Original Face $257,425,000                 Original Face $257,425,000                              Balance Factor
$ 6.158591                                 $ 14.453247                                                   97.451034%
---------------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                        Class A1                                                  36,958,951.45
                        Class A2                                                  39,000,000.00
                        Class A3                                                  83,000,000.00
                        Class A4                                                  95,625,000.00

                                                                                 --------------

Class A Monthly Interest                                                                                254,583,951.45
                        Class A1 (Actual Number Days/360)                            207,085.62
                        Class A2                                                     259,723.75
                        Class A3                                                     574,429.17
                        Class A4                                                     681,965.63

                                                                                 --------------

Class A Monthly Principal
                        Class A1                                                   3,720,627.22
                        Class A2                                                           0.00
                        Class A3                                                           0.00
                        Class A4                                                           0.00

                                                                                 --------------
                                                                                                          3,720,627.22
Ending Principal Balance of the Class A Notes
                        Class A1                                                  33,238,324.23
                        Class A2                                                  39,000,000.00
                        Class A3                                                  83,000,000.00
                        Class A4                                                  95,625,000.00

                                                                                 ---------------        --------------
                                                                                                        250,863,324.23
                                                                                                        ==============

Class A1
---------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                               Ending Principal
Original Face $39,800,000                  Original Face $39,800,000                               Balance Factor
$ 5.203156                                 $ 93.483096                                                   83.513377%
---------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                               Pool A                                             3,009,959.08
                               Pool B                                             1,328,613.96
                                                                                  ------------
                                                                                                        4,338,573.04

           Class B Overdue Interest, if any                                               0.00
           Class B Monthly Interest - Pool A                                         19,464.40
           Class B Monthly Interest - Pool B                                          8,591.70
           Class B Overdue Principal, if any                                              0.00
           Class B Monthly Principal - Pool A                                        28,454.68
           Class B Monthly Principal - Pool B                                        34,965.10
                                                                                  ------------
                                                                                                           63,419.78
           Ending Principal Balance of the Class B Notes
                               Pool A                                             2,981,504.40
                               Pool B                                             1,293,648.86
                                                                                  ------------          ------------
                                                                                                        4,275,153.26
                                                                                                        ============

           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $4,387,000                Original Face $4,387,000                         Balance Factor
           $ 6.395282                              $ 14.456298                                            97.450496%
           -----------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                               Pool A                                              6,020,609.36
                               Pool B                                              2,657,536.71
                                                                                  -------------
                                                                                                        8,678,146.07

           Class C Overdue Interest, if any                                                0.00
           Class C Monthly Interest - Pool A                                          39,434.99
           Class C Monthly Interest - Pool B                                          17,406.87
           Class C Overdue Principal, if any                                               0.00
           Class C Monthly Principal - Pool A                                         56,909.36
           Class C Monthly Principal - Pool B                                         69,930.21
                                                                                  -------------
                                                                                                          126,839.57
           Ending Principal Balance of the Class C Notes
                               Pool A                                              5,963,700.00
                               Pool B                                              2,587,606.50
                                                                                  -------------         ------------
                                                                                                        8,551,306.50
                                                                                                        ============

           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $8,775,000                Original Face $8,775,000                         Balance Factor
           $ 6.477705                              $ 14.454652                                            97.450786%
           -----------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                               Pool A                                            4,013,739.57
                               Pool B                                            1,771,691.14
                                                                                 ------------
                                                                                                        5,785,430.71

           Class D Overdue Interest, if any                                              0.00
           Class D Monthly Interest - Pool A                                        27,895.49
           Class D Monthly Interest - Pool B                                        12,313.25
           Class D Overdue Principal, if any                                             0.00
           Class D Monthly Principal - Pool A                                       37,939.57
           Class D Monthly Principal - Pool B                                       46,620.14
                                                                                 ------------
                                                                                                           84,559.71
           Ending Principal Balance of the Class D Notes
                               Pool A                                            3,975,800.00
                               Pool B                                            1,725,071.00
                                                                                 ------------           ------------
                                                                                                        5,700,871.00
                                                                                                        ============

           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $5,850,000                Original Face $5,850,000                         Balance Factor
           $ 6.873289                              $ 14.454651                                            97.450786%
           -----------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                               Pool A                                             5,017,520.07
                               Pool B                                             2,214,768.33
                                                                                 -------------
                                                                                                        7,232,288.40

           Class E Overdue Interest, if any                                               0.00
           Class E Monthly Interest - Pool A                                         44,655.93
           Class E Monthly Interest - Pool B                                         19,711.44
           Class E Overdue Principal, if any                                              0.00
           Class E Monthly Principal - Pool A                                        47,424.46
           Class E Monthly Principal - Pool B                                        58,275.17
                                                                                 -------------
                                                                                                          105,699.63
           Ending Principal Balance of the Class E Notes
                               Pool A                                             4,970,095.61
                               Pool B                                             2,156,493.16
                                                                                 -------------
                                                                                                        ------------
                                                                                                        7,126,588.77
                                                                                                        ============

           -----------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                Principal Paid Per $1,000                        Ending Principal
           Original Face $7,313,000                Original Face $7,313,000                         Balance Factor
           $ 8.801774                              $ 14.453662                                            97.450961%
           -----------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                         Pool A                                  6,023,311.55
                                         Pool B                                  2,658,743.95
                                                                                 ------------
                                                                                                        8,682,055.50

           Residual Interest - Pool A                                              187,628.37
           Residual Interest - Pool B                                               59,826.40
           Residual Principal - Pool A                                              56,909.36
           Residual Principal - Pool B                                              69,930.21
                                                                                 ------------
                                                                                                          126,839.57
           Ending Residual Principal Balance
                                         Pool A                                  5,966,402.19
                                         Pool B                                  2,588,813.74
                                                                                 ------------
                                                                                                        ------------
                                                                                                        8,555,215.93
                                                                                                        ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                              108,487.67
            - Servicer Advances reimbursement                                                             382,595.82
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                             181,012.85
                                                                                                        ------------
           Total amounts due to Servicer                                                                  672,096.34
                                                                                                        ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                200,706,960.84

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,896,978.56

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
            ending of the related Collection Period                                                                   198,809,982.28
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         1,829,892.83

             - Principal portion of Prepayment Amounts                                                  67,085.73

             - Principal portion of Contracts repurchased under Indenture Agreement
               Section 4.02                                                                                  0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                     ------------
                                        Total Decline in Aggregate Discounted Contract Balance       1,896,978.56
                                                                                                     ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 88,593,484.33

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               2,331,006.92

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
            ending of the related Collection Period                                                                    86,262,477.41
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         1,822,749.12

             - Principal portion of Prepayment Amounts                                                 508,257.80

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                     ------------
                                       Total Decline in Aggregate Discounted Contract Balance        2,331,006.92
                                                                                                     ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     285,072,459.69
                                                                                                                      ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                            Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               None










                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
                 CONTRACTS                                                                                                $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                 $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            --------------      -------------


              POOL B                                                                                            Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               None










                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
                 CONTRACTS                                                                                                $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                  $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                  RATING AGENCY APPROVES)                                                                                 0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            --------------      ------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                           Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               None










                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
                 CONTRACTS                                                                                                 0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                 $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            --------------      ---------------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               None










                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
                 SUBSTITUTED                                                                                              $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                  $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
  HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            --------------      -------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
              This Month                              92,811.67        This Month                         285,072,459.69
              1 Month Prior                          130,153.43        1 Month Prior                      289,300,445.17
              2 Months Prior                               0.00        2 Months Prior                     292,528,909.43

              Total                                  222,965.10        Total                              866,901,814.29

              a) 3 MONTH AVERAGE                      74,321.70        b) 3 MONTH AVERAGE                 288,967,271.43

              c) a/b                                      0.03%


2.            Does a Delinquency Condition Exist (1c > 6%)?
                                                                                           Yes                  No         X
                                                                                               -------------         -------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                        Yes                  No         X
                                                                                               -------------         -------------
              B. An Indenture Event of Default has occurred and is then continuing?        Yes                  No         X
                                                                                               -------------         -------------

4.            Has a Servicer Event of Default occurred?                                    Yes                  No         X
                                                                                               -------------         -------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                             Yes                  No         X
                                                                                               -------------         -------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                     Yes                  No         X
                                                                                               -------------         -------------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                  No         X
                                                                                               -------------         -------------




6.            Aggregate Discounted Contract Balance at Closing Date                       Balance  $270,243,724.70
                                                                                                   ---------------


              DELINQUENT LEASE SUMMARY

                Days Past Due               Current Pool Balance               # Leases
                -------------               --------------------               --------
                      31 - 60                      11,598,004.12                     49
                      61 - 90                       1,885,922.38                     13
                     91 - 180                          93,811.67                     10



              Approved By:
              Lisa J. Cruikshank
              Vice President